UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: January 31, 2013

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund January 31, 2013

An investment for your future.®	114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

For more than 20 years, Green Century Capital Management (Green Century) has been deeply engaged in fighting climate change. We have addressed this pressing issue by offering environmentally responsible investment products and leading successful shareholder advocacy campaigns that encourage companies to improve their sustainability.

In the last six months, the growing threat of climate change has received renewed attention. Erratic and devastating weather events — from raging wildfires to Hurricane Sandy — have made economic, public health and personal impacts tangible, causing a shift in American consciousness about climate change.

Climate change is also back on the national policy agenda. In his recent inaugural address, President Obama declared, “We will respond to the threat of climate change, knowing that failure to do so would betray our children and future generations.” At Green Century, we believe that curbing climate change requires action on multiple fronts. As investors in the Green Century Funds, we know that many of you may feel the same way.

The role that investment markets can play in curbing climate change has recently been the focus of 350.org, an organization founded by environmentalist and author Bill McKibben. Drawing lessons from the successful South African divestment movement, 350.org is calling on universities and colleges to divest their endowments from fossil fuel companies. Green Century believes that divestment can play a key role in securing needed policy changes by multiplying the effect of each individual action. Many of Green Century investors agree with McKibben’s statement: “It does not make sense to invest my retirement money in a company whose business plan means that there won’t be an earth to retire on.”

Green Century provides options for investors who want to align their portfolios with their values on climate change, as well as on firearms, gambling, GMOs (genetically modified organisms), nuclear energy, tobacco, factory farming, and more industries that pose significant risks to our environment and communities.

Fossil Fuel Free

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds without investing in companies engaged in the extraction, production, or refining of fossil fuels from coal, oil, or gas companies. At the same time, the Balanced Fund strives to be at the forefront of clean energy by investing in the Renewable Energy and Energy Efficiency sector, among other sectors. This strategy allows investors to gain exposure to the energy sector through clean energy companies.

Environmental, Social and Governance Factors

The Green Century Equity Fund is invested in the MSCI KLD 400 Social Index, which is comprised of approximately 400 companies selected based on a review of environmental, social and governance (ESG) factors and performance. This well-known index is the longest running socially responsible index.

Within the energy sector, the Equity Fund takes a low carbon approach by not investing in coal and major oil companies. The Fund also recently added a new screen on GMOs to its existing restrictions on nuclear energy, firearms and military weapons, tobacco, alcohol, and gambling companies.

Green Century has pioneered the national investor coalition representing over $35 billion in assets, engaging companies on their hydraulic fracturing operations. The coalition has filed 37 shareholder resolutions with 20 companies. As a result, companies have dramatically improved the transparency of their operations, including disclosing the type of chemicals injected into wells. This year, Green Century is working to obtain quantifiable and measurable reductions in the amount of water and toxic chemicals used and also increase gas companies’ responsiveness to community concerns. As natural gas becomes a larger source of our nation’s domestic energy supply, it is imperative that these companies protect the local environment surrounding their operations.

Creating a Cleaner, Greener Future

Green Century believes that investors can help secure needed corporate and policy advancements on climate change and is pleased to provide investment vehicles that advance this goal. Whether you have chosen a 100% fossil fuel free investment, an alternative low carbon approach that includes shareholder advocacy engagements with natural gas companies, or both, you are helping pave the way for a greener tomorrow.

We thank you for your investment in the Green Century Funds and look forward to continuing to partner with you to build a sustainable future.

Respectfully,

Green Century Capital Management

For more regular updates on Green Century and our advocacy efforts, please consider signing up for our e-newsletter. Visit: www.greencentury.com/news/signup, email info@greencentury.com or call 1-800-93-GREEN.

THE GREEN CENTURY BALANCED FUND

The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental performance. The portfolio managers of the Balanced Fund avoid fossil fuel companies and aim to invest in companies that are in the business of solving environmental problems or that are committed to reducing their environmental impact.

	AVERAGE ANNUAL RETURN* Total expense ratio: 1.48%	Six Months	One Year	Five Years	Ten Years
December 31, 2012	Green Century Balanced Fund	5.24%	13.29%	2.22%	7.75%
	Custom Balanced Index[1]	4.54%	11.40%	3.78%	6.64%
January 31, 2013	Green Century Balanced Fund	9.77%	12.91%	3.91%	8.48%
	Custom Balanced Index	6.55%	11.22%	4.98%	7.14%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

During the six month and one year periods ended December 31, 2012 and January 31, 2013, the Balanced Fund outperformed the Custom Balanced Index. For all the time periods listed in the table, the Balanced Fund return was both positive and higher than its respective benchmark, except for the five year period. For the six month period ended January 31, 2013, the Balanced Fund returned 9.77%, while the Custom Balanced Index returned 6.55%.

In the view of the Balanced Fund’s portfolio managers, during the twelve months ended January 31, 2013, investors have largely focused on political risk, and both stock market and bond market returns have reflected these concerns. Throughout 2012, U.S. economic conditions were largely positive with steady, albeit low, sustained growth throughout the year. However, market perceptions and market behavior focused on political risks, including the fate of the Euro and the European Union, economic growth in China, and the apparent deadlock in Washington regarding the widely feared “fiscal cliff,” all of which

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY

contributed to widespread risk aversion in the markets. The Balanced Fund’s portfolio managers perceived a mismatch between the underlying economic conditions and how stocks and bonds were priced. As a result, the managers positioned the Balanced Fund to take advantage of this perceived mis-pricing, with a substantial commitment to equities, and with very short term average bond maturities. This strategy worked in that equity returns for the 12 month period were considerably stronger than bond market returns.

As the Balanced Fund is managed to be free of fossil fuel company holdings, the Fund does not have any holdings in the traditional energy sector. During the twelve months ended January 31, 2013, the spot price of oil swung between a low of $80 per barrel and a high of $110, and fossil fuel energy stock performance was below that of the market. However, the clean energy/clean tech/conservation sector in which the Fund preferentially invests had an even more challenging year, with the average Balanced Fund holding in this sector down nearly 30%. In addition to being challenged with volatile energy prices, the clean energy companies held in the portfolio faced rapidly changing conditions in the semi-conductor and photovoltaic industries due to China’s wholesale entry into the solar power field and China’s attempts to regulate its level of economic demand.

The Fund’s equity holdings which positively contributed to its performance during the twelve months ended January 31, 2013 included: Discovery Communications2, Mastercard2, Costco2, and Hartford Financial Services2. Poor performers included Cummins Inc.2, Men’s Wearhouse2, and Green Mountain Coffee Roasters2.

The Balanced Fund’s portfolio managers believe the Fund is positioned to benefit from the moderate economic growth expected in 2013. The Fund’s equity holdings are slightly weighted toward more cyclical sectors such as materials stocks, and the Fund’s bond holdings are weighted toward short to intermediate maturity and high quality bonds.

The Green Century Balanced Fund invests in the stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect a single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

THE GREEN CENTURY EQUITY FUND

The Green Century Equity Fund invests essentially all of its assets in the stocks which make up the MSCI KLD 400 Social Index (the KLD 400 Index), comprised of 400 primarily large capitalization U.S. companies selected based on comprehensive social and environmental sustainability criteria. The Equity Fund seeks to provide shareholders with a long-term total return that matches that of the Index.

	AVERAGE ANNUAL RETURN* Total expense ratio: 1.25%	Six Months	One Year	Five Years	Ten Years
December 31, 2012	Green Century Equity Fund	5.20%	11.80%	0.96%	5.35%
	S&P 500® Index[3]	5.95%	16.00%	1.66%	7.10%
January 31, 2013	Green Century Equity Fund	11.07%	14.05%	3.45%	6.30%
	S&P 500® Index	9.91%	16.78%	3.97%	7.93%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the Prospectus for more information.

The Green Century Equity Fund, which closely tracks the KLD 400 Index, returned 11.07% for the six month period ended January 31, 2013, while the S&P 500® Index returned 9.91% during the same period.

The outperformance of the Equity Fund relative to the S&P 500® Index was largely due to differences in sector allocation and stock selection criteria between the two indices. The KLD 400 Index has a relative underweight to the Utilities sector, which was one of the worst performing sectors in the index during the period. Additionally, the KLD 400 Index does not include Apple Inc.2, which had the largest weight in the S&P 500® Index and was also among the worst performers during the period.

According to an analysis by the Equity Fund’s portfolio managers, fear over Spain’s debt crisis weighed on the market mid-year, but central bank largesse worldwide helped to resume the upward trend in U.S. equities. However, U.S. equities fell behind international developed countries’ equities during the fourth quarter, narrowing the gap between their returns for the year, as “fiscal cliff” fear and uncertainty over the U.S. elections led to a sharp October sell-off in U.S. markets. During this time, economists nationwide cut U.S. growth expectations for 2013 and fear mounted that the United States might contract into another recession if Congress was unable to reach a bargain to avert the cliff. However, U.S. equities improved in November and December as the domestic economic picture lightened. For instance housing sales, prices and new-build activity showed tangible improvement in a sector of the economy that has long been dormant.

The Equity Fund, like other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole. The Equity Fund will not shift concentration from one industry to another or from stocks to bonds or cash, in order to defend against a falling stock market.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2012 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

1 The Custom Balanced Index is comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate & Government Index (the BofA Merrill Lynch Index). The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. The BofA Merrill Lynch Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market with at least 1 year and less than 10 years remaining maturity, including U.S. treasury, U.S. agency, foreign government, supranational and corporate securities. It is not possible to invest directly in the Custom Balanced Index, the S&P Supercomposite 1500 Index, or the BofA Merrill Lynch Index.

2 As of January 31, 2013, the following companies comprised the listed percentages of each of the Green Century Funds:

Portfolio Holding	GREEN CENTURY BALANCED FUND	GREEN CENTURY EQUITY FUND
Discovery Communications	1.93%	0.27%
Mastercard	1.42%	0.00%
Costco	2.06%	0.75%
Hartford Financial Services	1.67%	0.17%
Cummins Inc.	0.39%	0.35%
Men’s Wearhouse	0.00%	0.02%
Green Mountain Coffee Roasters	0.00%	0.10%
Apple Inc.	2.22%	0.00%

Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. These holdings are subject to risk as described in the Funds’ Prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

3 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500® Index.

This material must be preceded or accompanied by a current Prospectus.

Distributor: UMB Distribution Services, LLC, 3/13

The Green Century Equity Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended January 31, 2013 (unaudited)

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2012 to January 31, 2013 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE AUGUST 1, 2012	ENDING ACCOUNT VALUE JANUARY 31, 2013	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,097.70	$7.83
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,017.54	7.53

Equity Fund
Actual Expenses	1,000.00	1,110.70	6.65
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.70	6.36

1 Expenses are equal to the Funds’ annualized expense ratios (1.48% for the Balanced Fund and 1.25% for the Equity Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2013 (unaudited)

COMMON STOCKS — 71.6%
	SHARES	VALUE
Software & Services — 8.7%
Google, Inc., Class A (a)	852	$643,848
International Business Machines Corporation	7,059	1,433,471
MasterCard, Inc., Class A	1,833	950,227
Microsoft Corporation	19,093	524,485
Oracle Corporation	24,382	865,805
Symantec Corporation (a)	65,681	1,429,875

		5,847,711

Capital Goods — 7.3%
Cummins, Inc.	2,289	262,846
Illinois Tool Works, Inc.	7,639	479,958
Lincoln Electric Holdings, Inc.	21,995	1,186,190
Middleby Corporation (The) (a)	3,961	559,927
Pentair Ltd.	5,917	299,874
Valmont Industries, Inc.	7,727	1,125,979
Wabtec Corporation	10,757	1,007,070

		4,921,844

Technology Hardware & Equipment — 7.3%
Apple, Inc.	3,258	1,483,400
Cisco Systems, Inc.	66,763	1,373,315
EMC Corporation (a)	30,575	752,451
QUALCOMM, Inc.	19,258	1,271,605

		4,880,771

Insurance — 6.1%
Aflac, Inc.	24,308	1,289,782
Chubb Corporation	11,421	917,221
Hartford Financial Services Group, Inc. (The)	45,076	1,117,885
Horace Mann Educators Corporation	23,734	515,977
Lincoln National Corporation	9,136	264,761

		4,105,626

Pharmaceuticals & Biotechnology — 4.2%
Amgen, Inc.	8,124	694,277
GlaxoSmithKline PLC American Depositary Receipt (b)	28,246	1,288,300
Novartis A.G. American Depositary Receipt (b)	3,193	216,549
Novo Nordisk A/S American Depositary Receipt (b)	3,188	587,708

		2,786,834

	SHARES	VALUE
Healthcare Equipment & Services — 4.1%
Baxter International, Inc.	19,756	$1,340,247
Cerner Corporation (a)	2,927	241,624
UnitedHealth Group, Inc.	20,998	1,159,299

		2,741,170

Banks — 4.1%
Barclays PLC American Depositary Receipt (b)	52,783	1,011,322
East West Bancorp, Inc.	16,683	391,216
Wells Fargo & Company	37,960	1,322,147

		2,724,685

Transportation — 3.7%
Canadian Pacific Railway Ltd.	12,031	1,389,941
United Parcel Service, Inc., Class B	13,799	1,094,123

		2,484,064

Telecommunication Services — 3.1%
BT Group PLC American Depositary Receipt (b)	30,137	1,189,206
Vodafone Group PLC American Depositary Receipt (b)	33,086	903,910

		2,093,116

Materials — 2.9%
Minerals Technologies, Inc.	38,260	1,582,816
Owens-Illinois, Inc. (a)	15,273	363,498

		1,946,314

Retailing — 2.1%
Nordstrom, Inc.	25,278	1,396,104

Food & Staples Retailing — 2.1%
Costco Wholesale Corporation	13,480	1,379,543

Renewable Energy & Energy Efficiency — 2.0%
First Solar, Inc. (a)	2,187	61,630
International Rectifier Corporation (a)	21,000	409,290
OM Group, Inc. (a)	11,345	313,349
Polypore International, Inc. (a)	7,507	289,695
Quanta Services, Inc. (a)	9,600	278,112

		1,352,076

Food & Beverage — 2.0%
General Mills, Inc.	31,910	1,338,305

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2013 (unaudited)	continued

	SHARES	VALUE
Media — 1.9%
Discovery Communications, Inc., Class A (a)	18,622	$1,291,994

Consumer Services — 1.9%
Starbucks Corporation	9,640	540,997
Starwood Hotels & Resorts Worldwide, Inc.	12,068	741,096

		1,282,093

Diversified Financials — 1.9%
American Express Company	3,807	223,890
JPMorgan Chase & Company	21,789	1,025,172

		1,249,062

Healthy Living — 1.8%
United Natural Foods, Inc. (a)	4,112	221,966
Whole Foods Market, Inc.	9,949	957,591

		1,179,557

Consumer Durables & Apparel — 1.7%
Jarden Corporation (a)	19,702	1,159,266

Real Estate — 1.5%
LaSalle Hotel Properties	9,790	267,267
Prologis, Inc.	18,082	721,472

		988,739

Household & Personal Products — 0.8%
Church & Dwight Company, Inc.	5,304	306,518
Colgate-Palmolive Company	1,981	212,700

		519,218

Automobiles & Components — 0.4%
Toyota Motor Corporation American Depositary Receipt (b)	2,650	252,731

Total Common Stocks (Cost $36,650,050)		47,920,823

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS & NOTES — 15.3%
Diversified Financials — 5.6%
Bank of New York Mellon Corporation (The)
4.30%, due 5/15/14	$500,000	$524,595
Citigroup, Inc.
3.953%, due 6/15/16	500,000	536,998
Deutsche Bank A.G.
3.25%, due 1/11/16 (b)	500,000	531,855
HSBC Bank USA N.A.
6.00%, due 8/9/17	500,000	580,539
JPMorgan Chase & Company
5.125%, due 9/15/14	500,000	532,419
Morgan Stanley
3.80%, due 4/29/16	500,000	528,370
UBS A.G.
3.00%, due 8/4/15 (b)(c)	500,000	503,445

		3,738,221

Renewable Energy & Energy Efficiency — 3.2%
International Bank for Reconstruction & Development
2.00%, due 10/20/16	500,000	524,808
International Finance Corporation
2.25%, due 4/28/14	1,000,000	1,024,098
Johnson Controls, Inc.
5.50%, due 1/15/16	500,000	562,029

		2,110,935

Software & Services — 2.3%
International Business Machines Corporation
2.00%, due 1/5/16	500,000	518,306
Microsoft Corporation
1.625%, due 9/25/15	500,000	515,327
Oracle Corporation
3.75%, due 7/8/14	500,000	523,593

		1,557,226

Technology Hardware & Equipment — 1.5%
Dell, Inc.
2.30%, due 9/10/15	500,000	509,314
Hewlett-Packard Company
4.75%, due 6/2/14	500,000	520,994

		1,030,308

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS January 31, 2013 (unaudited)	concluded

	PRINCIPAL AMOUNT	VALUE
Telecommunication Services — 1.5%
AT&T, Inc.
2.50%, due 8/15/15	$500,000	$520,780
Verizon Communications, Inc.
5.25%, due 4/15/13	500,000	504,777

		1,025,557

Pharmaceuticals & Biotechnology — 0.8%
Amgen, Inc.
4.85%, due 11/18/14	500,000	536,530

Healthcare Equipment & Services — 0.4%
UnitedHealth Group, Inc.
4.875%, due 4/1/13	250,000	251,679

Total Corporate Bonds & Notes (Cost $9,852,529)		10,250,456

U.S. Government Agencies — 6.7%
Federal Farm Credit Bank 5.125%, due 8/25/16	500,000	580,664
Federal Home Loan Bank 3.125%, due 12/13/13	550,000	564,142
Federal Home Loan Bank 5.625%, due 6/13/16	1,000,000	1,155,419
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	628,803
Federal Home Loan Bank 2.00%, due 6/25/27 (c)	1,000,000	981,940
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	572,704

Total U.S. Government Agencies (Cost $4,158,034)		4,483,672

CERTIFICATES OF DEPOSIT — 0.1%
Self Help Credit Union Environmental Certificate of Deposit 0.80%, due 8/8/13	95,000	95,000

Total Certificates Of Deposit (Cost $95,000)		95,000

	PRINCIPAL AMOUNT	VALUE
SHORT-TERM OBLIGATION — 5.9%
Repurchase Agreement—State Street Bank & Trust Repurchase Agreement, 0.01%, dated 1/31/13, due 2/1/13, proceeds $3,922,449 (collateralized by Fannie Mae, 3.50%, due 5/25/41, value $4,003,982) (Cost $3,922,448)		3,922,448

TOTAL INVESTMENTS (d) — 99.6%
(Cost $54,678,061)		66,672,399
Other Assets Less Liabilities — 0.4%		235,618

NET ASSETS — 100.0%		$66,908,017

(a)	Non-income producing security.
(b)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(c)	Step rate bond. Rate shown is currently in effect at January 31, 2013.
(d)	The cost of investments for federal income tax purposes is $54,678,061 resulting in gross unrealized appreciation and depreciation of $12,576,355 and $582,017 respectively, or net unrealized appreciation of $11,994,338.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2013 (unaudited)

COMMON STOCKS — 99.6%
	SHARES	VALUE
Software & Services — 14.4%
Adobe Systems, Inc. (a)	4,707	$178,066
Advent Software, Inc. (a)	291	7,173
Autodesk, Inc. (a)	2,166	84,214
Automatic Data Processing, Inc.	4,646	275,461
BMC Software, Inc. (a)	1,522	63,239
CA, Inc.	3,130	77,687
Compuware Corporation (a)	1,998	23,217
Convergys Corporation	1,076	18,313
eBay, Inc. (a)	11,090	620,264
Electronic Arts, Inc. (a)	3,038	47,788
FactSet Research Systems, Inc.	396	36,638
Google, Inc., Class A (a)	2,505	1,893,003
International Business Machines Corporation	10,381	2,108,070
Microsoft Corporation	72,175	1,982,647
Monster Worldwide, Inc. (a)	1,150	6,670
Red Hat, Inc. (a)	1,853	102,953
Salesforce.com, Inc. (a)	1,263	217,400
Symantec Corporation (a)	6,684	145,511
Teradata Corporation (a)	1,605	106,989
Yahoo!, Inc. (a)	10,758	211,179

		8,206,482

Pharmaceuticals & Biotechnology — 9.8%
Affymetrix, Inc. (a)	546	2,069
Agilent Technologies, Inc.	3,331	149,162
Biogen Idec, Inc. (a)	2,156	336,508
Bristol-Myers Squibb Company	16,053	580,155
Cubist Pharmaceuticals, Inc. (a)	600	25,824
Endo Health Solutions, Inc. (a)	1,123	35,554
Gilead Sciences, Inc. (a)	14,466	570,684
Hospira, Inc. (a)	1,570	53,568
Illumina, Inc. (a)	1,178	59,642
Johnson & Johnson	26,347	1,947,570
Life Technologies Corporation (a)	1,668	107,903
Merck & Company, Inc.	29,130	1,259,873
Techne Corporation	326	23,368
Thermo Fisher Scientific, Inc.	3,512	253,356
Vertex Pharmaceuticals, Inc. (a)	2,054	91,978
Waters Corporation (a)	836	76,553

		5,573,767

	SHARES	VALUE
Technology Hardware & Equipment — 6.6%
Cisco Systems, Inc.	51,239	$1,053,986
Corning, Inc.	14,293	171,516
Dell, Inc.	14,128	187,055
EMC Corporation (a)	20,069	493,898
Hewlett-Packard Company	18,838	311,015
Imation Corporation (a)	300	1,113
Lexmark International, Inc.	661	15,904
Molex, Inc.	613	16,649
Motorola Solutions, Inc.	2,475	144,515
Plantronics, Inc.	397	16,325
Polycom, Inc. (a)	1,722	18,994
QUALCOMM, Inc.	16,295	1,075,959
Seagate Technology PLC	3,404	115,668
Silicon Graphics International Corporation (a)	280	4,071
Super Micro Computer, Inc. (a)	281	3,479
Tellabs, Inc.	3,253	7,417
Xerox Corporation	12,459	99,796

		3,737,360

Capital Goods — 5.7%
3M Company	6,292	632,661
A.O. Smith Corporation	381	26,396
AMETEK, Inc.	2,308	94,605
Apogee Enterprises, Inc.	264	6,455
Brady Corporation, Class A	457	15,945
CLARCOR, Inc.	491	24,776
Cummins, Inc.	1,738	199,574
Deere & Company	3,557	334,571
Donaldson Company, Inc.	1,344	50,548
Dover Corporation	1,769	122,379
EMCOR Group, Inc.	651	23,651
Fastenal Company	2,681	133,192
Gardner Denver, Inc.	463	32,581
General Cable Corporation (a)	498	16,743
Graco, Inc.	580	33,176
Granite Construction, Inc.	330	11,999
Hubbell, Inc., Class B	496	45,161
Illinois Tool Works, Inc.	4,051	254,524
Ingersoll-Rand PLC	2,952	151,703
Kadant, Inc. (a)	100	2,687
Lincoln Electric Holdings, Inc.	761	41,041
Lindsay Corporation	123	11,444
Masco Corporation	3,463	63,685
Middleby Corporation (The) (a)	182	25,727

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2013 (unaudited)	continued

	SHARES	VALUE
Capital Goods — (continued)
Nordson Corporation	548	$37,056
Owens Corning (a)	1,088	45,337
Pall Corporation	1,105	75,471
Pentair Ltd.	1,993	101,005
Rockwell Automation, Inc.	1,346	120,050
Simpson Manufacturing Company, Inc.	357	11,574
Snap-on, Inc.	554	44,885
Spirit Aerosystems Holdings, Inc. (a)	1,150	18,331
Stanley Black & Decker, Inc.	1,521	116,858
Tennant Company	155	7,136
Timken Company	793	42,513
W.W. Grainger, Inc.	568	123,722
WABCO Holdings, Inc. (a)	616	38,598
Wabtec Corporation	456	42,691
Xylem, Inc.	1,762	49,213

		3,229,664

Energy — 5.6%
Apache Corporation	3,752	314,267
Cameron International Corporation (a)	2,347	148,589
Clean Energy Fuels Corporation (a)	634	8,122
Continental Resources, Inc. (a)	438	36,407
Denbury Resources, Inc. (a)	3,718	69,266
Devon Energy Corporation	3,695	211,317
Energen Corporation	698	33,602
EOG Resources, Inc.	2,587	323,323
EQT Corporation	1,423	84,540
FMC Technologies, Inc. (a)	2,269	107,437
Geospace Technologies Corporation (a)	110	9,918
Hess Corporation	2,944	197,719
National Oilwell Varco, Inc.	4,093	303,455
Newfield Exploration Company (a)	1,294	38,173
Noble Corporation	2,405	97,402
Noble Energy, Inc.	1,701	183,351
Phillips 66	5,707	345,673
Pioneer Natural Resources Company	1,126	132,350
QEP Resources, Inc.	1,691	49,631
Quicksilver Resources, Inc. (a)	895	2,452
Range Resources Corporation	1,546	103,845
Southwestern Energy Company (a)	3,336	114,425

	SHARES	VALUE
Energy — (continued)
Spectra Energy Corporation	6,250	$173,625
Ultra Petroleum Corporation (a)	1,458	26,565
Whiting Petroleum Corporation (a)	1,126	53,575

		3,169,029

Household & Personal Products — 5.5%
Avon Products, Inc.	4,108	69,754
Clorox Company	1,167	91,504
Colgate-Palmolive Company	4,537	487,138
Estee Lauder Companies, Inc. (The), Class A	2,255	137,397
Kimberly-Clark Corporation	3,781	338,437
Nu Skin Enterprises, Inc., Class A	522	22,112
Procter & Gamble Company	26,361	1,981,293
WD-40 Company	156	8,334

		3,135,969

Diversified Financials — 5.4%
American Express Company	9,752	573,515
Bank of New York Mellon Corporation (The)	11,335	307,859
BlackRock, Inc.	1,279	302,202
Capital One Financial Corporation	5,570	313,702
Charles Schwab Corporation (The)	10,376	171,515
CME Group, Inc.	3,009	174,041
Discover Financial Services	4,910	188,495
Franklin Resources, Inc.	1,425	195,054
IntercontinentalExchange, Inc. (a)	693	96,154
Invesco Ltd.	4,241	115,567
Legg Mason, Inc.	1,164	32,185
Northern Trust Corporation	2,045	105,256
NYSE Euronext	2,327	80,444
PHH Corporation (a)	550	12,034
State Street Corporation	4,593	255,601
T. Rowe Price Group, Inc.	2,434	173,909

		3,097,533

Retailing — 5.0%
Bed Bath & Beyond, Inc. (a)	2,213	129,903
Best Buy Company, Inc.	2,768	45,008
Buckle, Inc. (The)	280	13,098
CarMax, Inc. (a)	2,172	85,620
Foot Locker, Inc.	1,442	49,533
GameStop Corporation, Class A	1,183	27,446
Gap, Inc. (The)	2,991	97,746

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2013 (unaudited)	continued

	SHARES	VALUE
Retailing — (continued)
Genuine Parts Company	1,477	$100,480
Home Depot, Inc.	14,421	965,053
J.C. Penney Company, Inc.	1,534	31,186
Kohl’s Corporation	2,128	98,505
LKQ Corporation (a)	2,816	63,050
Men’s Wearhouse, Inc. (The)	448	13,597
Netflix, Inc. (a)	502	82,950
Nordstrom, Inc.	1,530	84,502
Office Depot, Inc. (a)	2,920	12,644
OfficeMax, Inc.	882	9,508
Pep Boys — Manny, Moe & Jack (The) (a)	500	5,565
PetSmart, Inc.	1,029	67,307
Staples, Inc.	6,504	87,674
Target Corporation	5,965	360,346
Tiffany & Company	1,205	79,229
TJX Companies, Inc.	7,062	319,061

		2,829,011

Food & Beverage — 4.6%
Campbell Soup Company	1,803	66,188
Coca-Cola Enterprises, Inc.	2,789	97,252
Darling International, Inc. (a)	1,082	18,253
Flowers Foods, Inc.	1,193	32,068
General Mills, Inc.	6,196	259,860
Green Mountain Coffee Roasters, Inc. (a)	1,258	57,277
H.J. Heinz Company	3,082	186,862
Hillshire Brands Company	1,136	35,193
JM Smucker Company (The)	1,058	93,771
Kellogg Company	2,398	140,283
McCormick & Company, Inc.	1,143	71,266
Mondelez International, Inc., Class A	16,148	448,753
PepsiCo, Inc.	14,867	1,083,061
Tootsie Roll Industries, Inc.	180	4,878

		2,594,965

Healthcare Equipment & Services — 3.9%
Baxter International, Inc.	5,244	355,753
Becton, Dickinson and Company	1,927	161,945
Cerner Corporation (a)	1,385	114,332
CIGNA Corporation	2,758	160,902
Edwards Lifesciences Corporation (a)	1,101	99,013

	SHARES	VALUE
Healthcare Equipment & Services — (continued)
Health Management Associates, Inc., Class A (a)	2,478	$25,870
Henry Schein, Inc. (a)	844	72,871
Humana, Inc.	1,538	114,366
IDEXX Laboratories, Inc. (a)	541	51,509
Invacare Corporation	265	4,168
Laboratory Corporation of America Holdings (a)	911	81,534
Medtronic, Inc.	9,835	458,311
Molina Healthcare, Inc. (a)	309	8,871
Patterson Companies, Inc.	844	30,494
Quest Diagnostics, Inc.	1,515	87,794
St. Jude Medical, Inc.	2,988	121,612
Varian Medical Systems, Inc. (a)	1,056	74,606
WellPoint, Inc.	3,106	201,331

		2,225,282

Media — 3.7%
Cablevision Systems Corporation, Class A	1,816	26,586
Discovery Communications, Inc., Class A (a)	1,388	96,300
Discovery Communications, Inc., Class C (a)	902	57,466
John Wiley & Sons, Inc., Class A	446	17,082
Liberty Global, Inc., Class A (a)	1,307	89,255
Liberty Global, Inc., Series C (a)	1,061	67,649
New York Times Company (The), Class A (a)	1,224	10,845
Scholastic Corporation	248	7,356
Scripps Networks Interactive, Inc., Class A	826	51,022
Time Warner Cable, Inc.	2,938	262,481
Time Warner, Inc.	9,071	458,267
Virgin Media, Inc.	2,434	95,875
Walt Disney Company (The)	16,307	878,621

		2,118,805

Real Estate — 3.5%
American Tower Corporation, Class A	3,786	288,304
AvalonBay Communities, Inc.	1,075	139,524
Boston Properties, Inc.	1,445	152,130
CBRE Group, Inc., Class A (a)	2,967	64,028
Corporate Office Properties Trust	781	20,665

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2013 (unaudited)	continued

	SHARES	VALUE
Real Estate — (continued)
Digital Realty Trust, Inc.	1,160	$78,776
Duke Realty Corporation	2,560	39,450
Equity Residential	3,081	170,656
Forest City Enterprises, Inc., Class A (a)	1,112	18,804
HCP, Inc.	4,330	200,869
Host Hotels & Resorts, Inc.	6,875	115,431
Jones Lang LaSalle, Inc.	419	38,607
Liberty Property Trust	1,119	43,831
Plum Creek Timber Company, Inc.	1,537	74,053
Potlatch Corporation	401	17,399
Prologis, Inc.	4,439	177,116
Regency Centers Corporation	857	42,704
Vornado Realty Trust	1,593	134,545
Weyerhaeuser Company	5,167	155,630

		1,972,522

Materials — 3.3%
Air Products & Chemicals, Inc.	2,038	178,182
Alcoa, Inc.	10,113	89,399
Ball Corporation	1,397	62,195
Bemis Company, Inc.	980	34,967
Calgon Carbon Corporation (a)	517	8,293
Celanese Corporation, Class A	1,514	70,976
Compass Minerals International, Inc.	323	23,272
Domtar Corporation	335	27,882
Eastman Chemical Company	1,455	103,523
Ecolab, Inc.	2,797	202,503
H.B. Fuller Company	491	19,188
Horsehead Holding Corporation (a)	429	4,273
International Flavors & Fragrances, Inc.	775	54,583
MeadWestvaco Corporation	1,648	51,665
Minerals Technologies, Inc.	340	14,066
Nucor Corporation	3,023	139,088
Praxair, Inc.	2,858	315,438
Rock Tenn Company, Class A	673	53,133
Rockwood Holdings, Inc.	707	38,694
Schnitzer Steel Industries, Inc., Class A	235	6,834
Sealed Air Corporation	1,770	33,134
Sherwin-Williams Company (The)	830	134,576
Sigma-Aldrich Corporation	1,149	88,852
Sonoco Products Company	973	30,153

	SHARES	VALUE
Materials — (continued)
Valspar Corporation	832	$55,145
Wausau Paper Corporation	442	4,274
Worthington Industries, Inc.	483	13,273

		1,857,561

Semiconductors — 3.1%
Advanced Micro Devices, Inc. (a)	5,806	15,096
Analog Devices, Inc.	2,883	125,814
Applied Materials, Inc.	11,840	152,854
Entegris, Inc. (a)	1,275	12,572
Intel Corporation	47,846	1,006,680
Lam Research Corporation (a)	1,739	71,543
LSI Corporation (a)	5,405	38,051
Texas Instruments, Inc.	10,905	360,737

		1,783,347

Banks — 3.0%
Bank of Hawaii Corporation	427	20,534
BB&T Corporation	6,722	203,542
Cathay General Bancorp	695	13,490
Comerica, Inc.	1,866	64,116
First Horizon National Corporation	2,332	23,810
Heartland Financial USA, Inc.	100	2,369
International Bancshares Corporation	518	10,127
KeyCorp	8,968	84,299
M&T Bank Corporation	1,086	111,521
New York Community Bancorp, Inc.	4,174	55,723
Old National Bancorp	964	12,879
People’s United Financial, Inc.	3,309	40,734
PNC Financial Services Group, Inc.	5,086	314,315
Popular, Inc. (a)	1,004	26,947
Regions Financial Corporation	13,442	104,579
Synovus Financial Corporation	7,391	19,069
U.S. Bancorp	18,130	600,103
Umpqua Holdings Corporation	1,018	12,867

		1,721,024

Consumer Services — 2.8%
Capella Education Company (a)	128	3,497
Choice Hotels International, Inc.	264	9,515
Darden Restaurants, Inc.	1,220	56,730
DeVry, Inc.	547	13,768
Jack in the Box, Inc. (a)	384	11,147

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2013 (unaudited)	continued

	SHARES	VALUE
Consumer Services — (continued)
Marriott International, Inc., Class A	2,460	$98,351
McDonald’s Corporation	9,645	919,072
Royal Caribbean Cruises Ltd.	1,346	48,725
Starbucks Corporation	7,261	407,487
Vail Resorts, Inc.	353	18,656

		1,586,948

Insurance — 2.8%
ACE Ltd.	3,253	277,578
Aflac, Inc.	4,492	238,346
Chubb Corporation	2,544	204,309
Hartford Financial Services Group, Inc. (The)	3,936	97,613
Marsh & McLennan Companies, Inc.	5,205	184,673
PartnerRe Ltd.	599	52,526
Phoenix Companies, Inc. (The) (a)	50	1,359
Principal Financial Group, Inc.	2,818	87,386
Progressive Corporation (The)	5,548	124,775
StanCorp Financial Group, Inc.	410	15,945
Travelers Companies, Inc. (The)	3,685	289,125

		1,573,635

Transportation — 2.4%
Arkansas Best Corporation	237	2,493
C.H. Robinson Worldwide, Inc.	1,552	102,665
CSX Corporation	10,009	220,498
Expeditors International of Washington, Inc.	2,005	86,015
Genesee & Wyoming, Inc., Class A (a)	422	35,693
J.B. Hunt Transport Services, Inc.	896	60,274
Kansas City Southern	1,048	97,579
Norfolk Southern Corporation	3,066	211,156
Ryder System, Inc.	477	27,084
United Parcel Service, Inc., Class B	6,956	551,541
Wesco Aircraft Holdings, Inc. (a)	210	2,904

		1,397,902

Utilities — 1.9%
AGL Resources, Inc.	1,118	46,732
Atmos Energy Corporation	875	32,690
Avista Corporation	562	14,533
CenterPoint Energy, Inc.	3,852	78,735
CH Energy Group, Inc.	128	8,320

	SHARES	VALUE
Utilities — (continued)
Cleco Corporation	586	$25,052
Consolidated Edison, Inc.	2,802	159,378
IDACORP, Inc.	488	22,648
Integrys Energy Group, Inc.	735	40,197
MDU Resources Group, Inc.	1,726	40,250
MGE Energy, Inc.	229	11,997
National Fuel Gas Company	669	36,394
New Jersey Resources Corporation	383	16,097
NiSource, Inc.	2,706	73,143
Northeast Utilities	3,029	123,371
Northwest Natural Gas Company	255	11,582
OGE Energy Corporation	947	55,598
ONEOK, Inc.	1,850	86,969
Pepco Holdings, Inc.	2,178	42,515
Piedmont Natural Gas Company, Inc.	698	22,168
Portland General Electric Company	740	21,253
Questar Corporation	1,694	39,352
UGI Corporation	1,068	37,636
WGL Holdings, Inc.	506	21,217

		1,067,827

Consumer Durables & Apparel — 1.8%
Columbia Sportswear Company	122	6,233
Deckers Outdoor Corporation (a)	355	14,182
Fifth & Pacific Companies, Inc. (a)	1,119	16,897
Harman International Industries, Inc.	656	29,376
Leggett & Platt, Inc.	1,325	39,008
Mattel, Inc.	3,273	123,163
Meritage Homes Corporation (a)	307	13,582
Mohawk Industries, Inc. (a)	560	56,929
NIKE, Inc., Class B	6,976	377,053
PulteGroup, Inc. (a)	3,316	68,774
PVH Corporation	670	79,643
Tupperware Brands Corporation	532	40,538
Under Armour, Inc., Class A (a)	747	38,000
VF Corporation	844	124,557

		1,027,935

Telecommunication Services — 1.4%
CenturyLink, Inc.	5,953	240,799
Cincinnati Bell, Inc. (a)	1,716	8,151
Crown Castle International Corporation (a)	2,814	198,443

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS January 31, 2013 (unaudited)	concluded

	SHARES	VALUE
Telecommunication Services — (continued)
Frontier Communications Corporation	9,517	$43,493
Leap Wireless International, Inc. (a)	592	3,422
SBA Communications Corporation, Class A (a)	1,155	80,457
Sprint Nextel Corporation (a)	28,706	161,615
Windstream Corporation	5,641	54,943

		791,323

Food & Staples Retailing — 1.1%
Costco Wholesale Corporation	4,141	423,790
Safeway, Inc.	2,315	44,564
Sysco Corporation	5,613	178,325

		646,679

Renewable Energy & Energy Efficiency — 0.8%
Calpine Corporation (a)	2,883	56,882
Cree, Inc. (a)	1,052	45,394
First Solar, Inc. (a)	577	16,260
Fuel Systems Solutions, Inc. (a)	142	2,085
ITC Holdings Corporation	488	39,528
Itron, Inc. (a)	372	17,257
Johnson Controls, Inc.	6,575	204,417
Ormat Technologies, Inc.	139	2,955
Quanta Services, Inc. (a)	1,989	57,621
SunPower Corporation (a)	405	3,155
Zoltek Companies, Inc. (a)	250	2,037

		447,591

Commercial & Professional Services — 0.8%
Avery Dennison Corporation	973	37,470
Corporate Executive Board Company (The)	319	15,985
Deluxe Corporation	504	18,542
Dun & Bradstreet Corporation (The)	426	34,736
Herman Miller, Inc.	578	14,277
HNI Corporation	415	13,102
ICF International, Inc. (a)	188	4,303
IHS, Inc., Class A (a)	532	54,743
Interface, Inc.	575	9,649
Iron Mountain, Inc.	1,353	46,286
Kelly Services, Inc.	242	3,857
Knoll, Inc.	470	7,793
Manpower, Inc.	761	39,192

	SHARES	VALUE
Commercial & Professional Services — (continued)
Pitney Bowes, Inc.	1,964	$28,301
R.R. Donnelley & Sons Company	1,731	15,925
Robert Half International, Inc.	1,301	45,847
Steelcase, Inc.	707	9,636
Team, Inc. (a)	199	8,718
Tetra Tech, Inc. (a)	584	16,737
TrueBlue, Inc. (a)	382	6,567

		431,666

Healthy Living — 0.4%
Hain Celestial Group, Inc. (The) (a)	370	21,086
United Natural Foods, Inc. (a)	473	25,533
Whole Foods Market, Inc.	1,679	161,604

		208,223

Automobiles & Components — 0.3%
BorgWarner, Inc. (a)	1,087	80,634
Harley-Davidson, Inc.	2,179	114,223

		194,857

Total Securities (Cost $43,833,568)		56,626,907

SHORT-TERM OBLIGATION — 0.4%
Repurchase Agreement— State Street Bank & Trust Repurchase Agreement, 0.01%, dated 1/31/13, due 2/1/13, proceeds $250,996 (collateralized by Fannie Mae, 3.50%, due 5/25/41, value $115,565 and Fannie Mae, 3.049%, due 1/1/42, value $141,975) (Cost $250,996)		250,996

TOTAL INVESTMENTS (b) — 100.0%
(Cost $44,084,564)		56,877,903
Liabilities Less Other Assets — 0.0%		(9,230)

NET ASSETS — 100.0%		$56,868,673

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $45,441,197 resulting in gross unrealized appreciation and depreciation of $14,820,640 and $3,383,934 respectively, or net unrealized appreciation of $11,436,706.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

January 31, 2013

(unaudited)

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $54,678,061 and $44,084,564, respectively)	$66,672,399	$56,877,903
Receivables for:
Capital stock sold	216,908	5,276
Interest	129,512	—
Dividends	56,678	52,297

Total assets	67,075,497	56,935,476

LIABILITIES:
Payable for capital stock repurchased	83,883	5,748
Accrued expenses	83,597	61,055

Total liabilities	167,480	66,803

NET ASSETS	$66,908,017	$56,868,673

NET ASSETS CONSIST OF:
Paid-in capital	$59,023,278	$51,023,726
Undistributed net investment income	2,675	7,599
Accumulated net realized losses on investments	(4,112,274)	(6,955,991)
Net unrealized appreciation on investments	11,994,338	12,793,339

NET ASSETS	$66,908,017	$56,868,673

SHARES OUTSTANDING (UNLIMITED NUMBER OF SHARES AUTHORIZED @ $0.01 PAR VALUE)	3,391,512	2,475,074

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$19.73	$22.98

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the six months ended January 31, 2013 (unaudited)

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$239,660	$9
Dividend and other income (net of $1,231 and $69 foreign withholding taxes, respectively)	522,955	641,260

Total investment income	762,615	641,269

EXPENSES:
Administrative services fee	259,135	268,682
Investment advisory fee	202,934	67,169

Total expenses	462,069	335,851

NET INVESTMENT INCOME	300,546	305,418

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	432,445	627,387
Change in net unrealized appreciation on investments	5,076,478	4,709,508

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,508,923	5,336,895

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,809,469	$5,642,313

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE SIX MONTHS ENDED JANUARY 31, 2013 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2012 (AUDITED)	FOR THE SIX MONTHS ENDED JANUARY 31, 2013 (UNAUDITED)	FOR THE YEAR ENDED JULY 31, 2012 (AUDITED)
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$300,546	$333,212	$305,418	$497,218
Net realized gain (loss) on investments	432,445	698,443	627,387	(185,192)
Change in net unrealized appreciation on Investments	5,076,478	1,034,519	4,709,508	2,358,110

Net increase in net assets resulting from operations	5,809,469	2,066,174	5,642,313	2,670,136

Dividends and distributions to shareholders:
From net investment income	(297,871)	(330,794)	(305,456)	(503,447)
Capital share transactions:
Proceeds from sales of shares	4,965,803	4,099,738	3,005,398	9,871,395
Reinvestment of dividends and distributions	290,571	322,341	300,646	495,535
Payments for shares redeemed	(2,658,082)	(5,769,152)	(2,745,881)	(14,924,885)

Net increase (decrease) in net assets resulting from capital share transactions	2,598,292	(1,347,073)	560,163	(4,557,955)

Total increase (decrease) in net assets	8,109,890	388,307	5,897,020	(2,391,266)
NET ASSETS:
Beginning of period	58,798,127	58,409,820	50,971,653	53,362,919

End of period	$66,908,017	$58,798,127	$56,868,673	$50,971,653

Undistributed net investment income	2,675	—	7,599	7,637

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2013		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$18.06		$17.50	$15.76	$14.75	$16.52	$17.78

Income from investment operations:
Net investment income	0.09		0.10	0.13	0.18	0.27	0.28
Net realized and unrealized gain (loss) on investments	1.67		0.56	1.75	1.01	(1.77)	(1.27)

Total increase (decrease) from investment operations	1.76		0.66	1.88	1.19	(1.50)	(0.99)

Less dividends:
Dividends from net investment income	(0.09)		(0.10)	(0.14)	(0.18)	(0.27)	(0.27)

Net Asset Value, end of period	$19.73		$18.06	$17.50	$15.76	$14.75	$16.52

Total return	9.77	%(a)	3.81%	11.92%	8.07%	(8.88)%	(5.62)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$66,908		$58,798	$58,410	$52,761	$48,105	$52,703
Ratio of expenses to average net assets	1.48	%(b)	1.45%	1.38%	1.38%	1.38%	1.38%
Ratio of net investment income to average net assets	0.96	%(b)	0.58%	0.72%	1.13%	1.97%	1.50%
Portfolio turnover	12	%(a)	58%	70%	48%	33%	44%

(a)	Not annualized.
(b)	Annualized.

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	SIX MONTHS ENDED JANUARY 31, 2013		FOR THE YEARS ENDED JULY 31,
	(UNAUDITED)		2012	2011	2010	2009	2008
Net Asset Value, beginning of period	$20.81		$19.99	$17.44	$15.65	$18.83	$22.66

Income from investment operations:
Net investment income	0.12		0.19	0.18	0.17	0.21	0.18
Net realized and unrealized gain (loss) on investments	2.17		0.83	2.57	1.77	(3.17)	(2.81)

Total increase (decrease) from investment operations	2.29		1.02	2.75	1.94	(2.96)	(2.63)

Less dividends:
Dividends from net investment income	(0.12)		(0.20)	(0.20)	(0.15)	(0.22)	(0.19)
Distributions from net realized gains	—		—	—	—	— (c)	(1.01)

Total decrease from dividends	(0.12)		(0.20)	(0.20)	(0.15)	(0.22)	(1.20)

Net Asset Value, end of period	$22.98		$20.81	$19.99	$17.44	$15.65	$18.83

Total return	11.07	%(a)	5.14%	15.77%	12.39%	(15.58)%	(12.28)%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$56,869		$50,972	$53,363	$46,591	$40,659	$50,123
Ratio of expenses to average net assets	1.25	%(b)	1.16%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	1.14	%(b)	0.97%	0.92%	0.97%	1.38%	0.98%
Portfolio turnover	8	%(a)	14%	13%	13%	23%	6%

(a)	Not annualized.
(b)	Annualized.
(c)	Amount represents less than 0.005 per share.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end, diversified management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest, and short-term obligations maturing in sixty days or less are valued at amortized cost, both of which approximate market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Investments valued at amortized cost. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as of January 31, 2013:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$47,920,823	$ —	$ —	$47,920,823
CORPORATE BONDS & NOTES	—	10,250,456	—	10,250,456
U.S. GOVERNMENT AGENCIES	—	4,483,672	—	4,483,672
CERTIFICATES OF DEPOSIT	—	95,000	—	95,000
SHORT-TERM OBLIGATIONS	—	3,922,448	—	3,922,448

TOTAL	$47,920,823	$18,751,576	$ —	$66,672,399

The following is a summary of the inputs used to value the Equity Fund’s net assets as of January 31, 2013:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
COMMON STOCKS	$56,626,907	$ —	$ —	$56,626,907
SHORT-TERM OBLIGATIONS	—	250,996	—	250,996

TOTAL	$56,626,907	$250,996	$ —	$56,877,903

The Funds adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the six months ended January 31, 2013, there were no transfers in and out of Level 1, Level 2 and Level 3. Neither of the Funds held any Level 3 securities during the six months ended January 31, 2013. It is the Funds’ policy to recognize transfers into and out of all Levels at the end of the reporting period.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04, “Fair Value Measurements (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”)” (“ASU No. 2011-04”). ASU No. 2011-04 requires additional disclosures regarding fair value measurements in financial statements of interim and annual periods beginning after December 15, 2011. The above disclosures reflect the requirements of ASU No. 2011-04.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)

Options Transactions:    The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund is authorized to utilize options to hedge against possible increases in the value of securities which are expected to be purchased by

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options involves risk such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds are also authorized to write put and call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts. In the six months ended January 31, 2013, neither the Balanced Fund nor the Equity Fund utilized options or wrote put or call options.
(D)	Repurchase Agreements: The Funds enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. GAAP. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Accordingly, no provisions for Federal income or excise tax are necessary.

In July 2006, the FASB issued Accounting for Uncertainty in Income Taxes. This interpretation addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted Accounting for Uncertainty in Income Taxes in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of January 31, 2013. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through January 31, 2013. At January 31, 2013, the tax years 2009 through 2012 remain open to examination by the Internal Revenue Service.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of the federal income and excise tax provisions impacting RICs, including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the six months ended January 31, 2013, the Balanced Fund and Equity Fund received $1,448 and $3, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.
(H)	Indemnification: The Fund’s organizational documents provide that trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management, LLC (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the six months ended January 31, 2013, Green Century accrued fees of $116,834 to Trillium. Northern Trust Investments, Inc (“Northern Trust”) is the subadviser for the Equity Fund. Northern Trust is paid a fee by the Adviser based on Northern Trust’s fee schedule of the greater of $75,000 or 0.10% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.05% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million and 0.03% of the average daily net assets of the Fund equal to or in excess of $100 million for its services. For the six months ended January 31, 2013 Green Century accrued fees of $37,808 to Northern Trust.
(C)	Administrator: Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.48% of the Fund’s average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.25% of the Fund’s average daily net assets.
(D)

Subadministrator:    Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the six months

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	continued

ended January 31, 2013, Green Century accrued fees of $48,394 and $48,394 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the MSCI KLD 400 Social Index (the “Index”). The Index is owned and maintained by MSCI ESG Research (“MSCI”). For the use of the Index, MSCI is paid by the Adviser an annual license fee of $25,000, plus the greater of $25,000 or at an annual rate of 0.05% on the first $100 million of average daily net assets, 0.04% on the next $100 million of average daily net assets, and 0.03% on average daily net assets in excess of $200 million. For the six months ended January 31, 2013, Green Century accrued fees of $26,036 to MSCI.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $7,439,184 and $7,567,463, respectively, for the six months ended January 31, 2013. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $4,788,166 and $4,286,506, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2012 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$—	$—
Undistributed long-term capital gains	—	—

Tax accumulated earnings	—	—

Accumulated capital and other losses	(4,544,719)	(6,196,605)
Unrealized appreciation (depreciation)	6,917,860	6,704,695

Distributable net earnings (deficit)	$2,373,141	$508,090

The Balanced Fund and the Equity Fund had accumulated short term capital loss carryforwards of $4,544,719 and $6,196,605, respectively, of which $1,145,912 and $1,484,742, respectively, expire in the year 2017, $3,398,807 and $3,699,763, respectively, expire in the year 2018 and $0 and $920,510, respectively, expire in the year 2019. The Equity Fund has $91,590 of long term capital loss carryforwards that are not subject to expiration. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended July 31, 2012, the Balanced Fund utilized $720,607, of their capital loss carryovers.

The tax character of distributions paid during the fiscal years ended July 31, 2012 and July 31, 2011 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2012	YEAR ENDED JULY 31, 2011	YEAR ENDED JULY 31, 2012	YEAR ENDED JULY 31, 2011
Ordinary income	$330,794	$457,006	$503,447	$534,364
Long-term capital gains	—	—	—	—

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS (unaudited)	concluded

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	SIX MONTHS ENDED JANUARY 31, 2013	YEAR ENDED JULY 31, 2012	SIX MONTHS ENDED JANUARY 31, 2013	YEAR ENDED JULY 31, 2012
Shares sold	260,647	230,554	138,275	483,235
Reinvestment of dividends	15,463	18,606	14,108	24,932
Shares redeemed	(140,567)	(331,848)	(126,711)	(728,023)

	135,543	(82,688)	25,672	(219,854)

NOTE 6 — FASB Accounting Standards Codification Topic 815

The Funds adopted FASB ASC Topic 815, Disclosures about Derivative and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about (a) how an entity uses derivative instruments (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a Fund’s financial position and financial performance. This includes qualitative and quantitative disclosures on derivative positions existing as of January 31, 2013 or for the year then ended and the affect of using derivatives during the year. Neither of the Funds held any derivative positions as of and for the six months ended January 31, 2013.

NOTE 7 — Recent Accounting Pronouncements

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. As of January 31, 2013, management is evaluating the impact ASU No. 2011-11 will have on the financial statement disclosures.

NOTE 8 — Subsequent Events

Subsequent to January 31, 2013 and through the date on which the financial statements were available for issuance, management has evaluated subsequent events and concluded there were no subsequent events requiring accrual or disclosure.

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Trustees of the Green Century Funds considered and approved the continuance of four advisory and subadvisory agreements during the six months ended January 31, 2013.

INVESTMENT ADVISORY AGREEMENTS WITH GREEN CENTURY CAPITAL MANAGEMENT, INC.

The Board, including the Independent Trustees, approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between the Trust, on behalf of the Balanced Fund and the Equity Fund (the “Funds” and each a “Fund”), and Green Century Capital Management (“Green Century” or the “Adviser”), at a meeting on September 28, 2012. In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Green Century regarding the investment performance of each Fund; the expenses of each Fund and the advisory fee paid to Green Century by each Fund; and the profitability to Green Century of its advisory relationship with each Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the approval and continuance of the Advisory Agreements. The Trustees considered all the information provided to them by Green Century, including information provided throughout the year. In approving the Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Advisory Agreements included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees considered the scope and quality of the services performed for each of the Funds by the Adviser, including the resources dedicated by the Adviser. With respect to the Equity Fund, these services included monitoring the Equity Fund’s performance and tracking error relative to the MSCI KLD 400 Social Index (the “Index”); implementing the environmental and other policies of the Trust by voting the Equity Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Northern Trust Investments, Inc. (“Northern Trust”), the subadviser of the Equity Fund, which performs day-to-day portfolio management for the Fund.

With respect to the Balanced Fund, the services performed included the oversight and monitoring of the portfolio management and performance of the Balanced Fund; monitoring the implementation of the Balanced Fund’s environmental screens; implementing the environmental and other policies of the Trust by voting the Balanced Fund’s shareholder proxies; and overall compliance oversight provided by the Adviser. The Trustees also considered the Adviser’s supervision of Trillium Asset Management, LLC (“Trillium”), the subadviser of the Balanced Fund, which performs the day-to-day portfolio management for the Fund.

In addition, the Trustees considered the administrative services provided by the Adviser to both Funds under a separate agreement, including the coordination of the activities of the Funds’ other service providers. Based on its review of all of the services provided, the Trustees concluded that the nature, quality, and extent of services provided by the Adviser supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Investment Performance.    With respect to the Equity Fund, the Trustees considered that due to the Equity Fund’s passive investment strategy, the principal concern with regard to investment performance was the extent to which the Equity Fund tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the Index for the periods ended July 31, 2012, and noted that the Equity Fund’s performance closely followed that of the Index. In particular, they observed that 9 basis points of the Equity Fund’s one-year variance from the Index’s performance was attributable to factors other than Fund fees and expenses. After considering all the factors deemed appropriate, the Trustees, including the Independent Trustees, concluded that the performance of the Equity Fund supported the continuance of the Advisory Agreement with respect to the Equity Fund.

With respect to the Balanced Fund, the Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of other funds designated by Morningstar to have similar investment objectives as well as the Balanced Fund’s performance measured against the Lipper Balanced Fund Index (“Lipper”), which is a broad-based balanced fund market index, and a custom balanced index (“Custom Index”) comprised of a 60% weighting in the S&P 1500 Index and a 40% weighting in the BofA Merrill Lynch 1-10 Year US Corporate and Government Index. The Trustees noted that as of the period ended August 31, 2012, the Balanced Fund’s one year average annual return outperformed the Lipper, its three- and five-year average annual returns underperformed the Lipper, and its ten-year average annual return, outperformed the Lipper. The Trustees also noted that as of the period ended August 31, 2012, the Balanced Fund’s one-, three- and five-year average annual returns had underperformed the Custom Index, and its ten-year average annual returns had outperformed the Custom Index. The Trustees also considered the performance information they had been provided throughout the year. After weighing all the factors deemed appropriate, including the environmental screens applied to the Fund’s investment process, the Trustees, including the Independent Trustees, concluded that the performance of the Balanced Fund supported the continuance of the Advisory Agreement with respect to the Balanced Fund.

The Costs of Services Provided and Profitability.    The Trustees considered the costs of the services provided to the Funds and the profitability and fall-out benefits to the Adviser from its arrangements with the Funds.

The Trustees reviewed and considered an analysis of the advisory fees and total expenses ratios of each Fund and comparative data for multiple categories of mutual funds included in and as defined by Morningstar’s mutual fund database of over 7,000 mutual funds. For the Equity Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was lower than the average advisory fee for socially conscious funds by 37 basis points and lower than that of the average growth and income funds by 22 basis points. The Trustees also noted that the total expense ratio of the Equity Fund was set at 1.25%, and that the total expense ratio was higher than that of the average of socially conscious funds by 7 basis points and higher than that of the average of all growth and income funds by 30 basis points, and higher than that of the average growth and income index funds by 73 basis points. For the Balanced Fund, the Trustees noted that, based on the information provided, the Fund’s advisory fee was higher than the average advisory fee for socially conscious funds (by 3 basis points), socially conscious balanced Funds (by 11 basis points), all balanced funds (by 18 basis points) and balanced funds which have under $100 million in assets (by 16 basis points). The Trustees also noted that the total expense ratio of the Balanced Fund was set at 1.48% and that the total expense ratio was higher than that of the average of socially conscious funds by 30 basis points, higher than that of the average of socially conscious balanced funds by 54 basis points, higher than that of the average of all balanced funds by 44 basis points, and higher than that of the average of balanced funds with assets less than $100 million by 33 basis points.

Green Century provided the Trustees with information relating to the profitability to Green Century of its advisory relationships to the Funds. The Trustees noted that based on information provided by Green Century, the relationship was not profitable. In that regard, the Trustees considered the subadvisory fees and the other expenses incurred by the Adviser in providing advisory services to the Funds. The Trustees also considered the fee received by Green Century for providing administrative services to the Funds and the expenses incurred in providing those services. In considering the cost allocation methodology used by Green Century, the Trustees took into consideration that the Adviser does not provide advisory or administrative services to other mutual funds or non-mutual fund clients. The Trustees also considered Green Century’s non-profit ownership structure, its cost structure and personnel needs, and its investment in shareholder advocacy to further the Funds’ stated intention to promote greater corporate environmental accountability. After reviewing the information described above, the Independent Trustees concluded that the fees specified in the Advisory Agreements, taking into account the costs of the services provided by the Adviser and the profitability to the Adviser of its relationships with the Funds, supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Other Benefits.    With respect to fall-out benefits, the Trustees considered that neither Green Century nor any affiliate of Green Century receives any brokerage fees, soft dollar benefits, liquidity rebates from electronic communications networks or payments for order flow from the trades executed for either Fund. The Trustees noted that Green Century does potentially benefit from its relationship with the Funds due to the Funds’ reputation as the first family of no-load environmentally responsible mutual funds. The Trustees considered that the association with the Funds supports Green Century’s own stated mission of advocating for corporate environmental responsibility. Further, pursuant to the Advisory Agreements, Green Century has reserved for itself the rights to the names “Green Century Funds” and any similar names; thus, Green Century may benefit in the future from developing other funds or investment products with the Green Century brand. The Trustees concluded that the fall-out benefits to be realized by Green Century were appropriate and supported the continuance of the Advisory Agreements with respect to the Equity Fund and the Balanced Fund.

Economies of Scale.    The Trustees also considered whether economies of scale could be realized by the Adviser as the Funds grew in asset size and the extent to which such economies of scale were reflected in the level of fees charged. They noted the relatively small size of each Fund and the resultant difficulty of achieving meaningful economies of scale. They considered that if the assets were to increase, the Funds could have the opportunity to experience economies of scale as fixed costs would become a smaller percentage of the Funds’ assets and some of the Funds’ service providers’ fees, as a percentage of the Funds’ assets, could decrease. The Trustees noted that the advisory fee structure for the Equity Fund included break-points that would cause the advisory fee to decrease as a percentage of net assets as the Fund increased in size. The Trustees concluded that economies of scale could be realized as the Funds grew and that if assets increased significantly the Trustees would have opportunities to negotiate decreases in fees with the Adviser.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Advisory Agreements with respect to the Balanced Fund and the Equity Fund should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH TRILLIUM ASSET MANAGEMENT LLC RELATING TO THE BALANCED FUND

At the meeting on September 28, 2012, the Board of Trustees of the Balanced Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Balanced Fund, Green Century, and Trillium (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Trillium regarding the investment performance of the Balanced Fund, the subadvisory fees paid to Trillium, and the profitability to Trillium of its subadvisory relationship to the Balanced Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Trillium, including information provided throughout the year. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Trillium provided the day-to-day portfolio management of the Balanced Fund, including determining asset and sector allocation; conducting securities selection and discovery; researching and analyzing environmental policies and practices of companies and implementing the Balanced Fund’s environmental screening criteria; managing the volatility, risk, and turnover of the portfolio; and investing the portfolio consistent with the Balanced Fund’s investment objective and policies. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team and noted that Trillium was devoted exclusively to environmentally and socially responsible investing and managed over $1 billion in assets. The Trustees also considered Trillium’s compliance record as well as the professional experience and responsiveness of Trillium’s compliance staff. The Trustees also considered Trillium’s leadership in social and environmental responsibility, including its shareholder advocacy efforts.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Trillium supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees reviewed and considered information regarding the investment performance of the Balanced Fund and comparative data with respect to the performance of mutual funds with similar investment objectives as well as other broad-based market indexes. The Trustees noted that as of the period ended August 31, 2012, the Balanced Fund’s one year average annual return outperformed the Lipper, its three- and five-year average annual returns underperformed the Lipper, and its ten-year average annual return, outperformed the Lipper. The Trustees also noted that as of the period ended August 31, 2012, the Balanced Fund’s one-, three- and five-year average annual returns had underperformed the Custom Index, and its ten-year average annual returns had outperformed the Custom Index. Trillium became the Balanced Fund’s subadviser on November 28, 2005. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Balanced Fund together with Trillium’s investment process, philosophies and experience in environmentally and socially responsible investing, supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Trillium under the Subadvisory Agreement were 0.40% of the value of the average daily net assets of the Balanced Fund up to $30 million, and 0.35% of the value of the average daily net assets of the Balanced Fund in excess of $30 million. The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Balanced Fund.

In evaluating the profitability of the Subadvisory Agreement to Trillium, the Trustees noted that based on information provided by Trillium, the relationship was slightly profitable. The Trustees noted that Trillium stated that it would not realize a level of profitability similar to that of its other advisory clients on the management of the Balanced Fund until assets approach $100 million. The Trustees considered the financial resources Trillium dedicated and the other expenses Trillium incurred in providing subadvisory services to the Balanced Fund, including startup costs relating to the relationship, and additional personnel, legal, trading analysis and compliance costs required in the context of providing subadvisory services to a mutual fund. In considering the cost allocation methodology used by Trillium, the Trustees took under consideration that Trillium does not provide advisory or subadvisory services to other mutual fund clients. The Trustees also considered Trillium’s fee structure and noted, based on the information provided, that the subadvisory fees were lower than the fees Trillium would charge under its published standard fee schedule to institutional clients with separate accounts of similar size as the Balanced Fund.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Trillium, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Trillium may realize from its relationship with the Balanced Fund. The Trustees considered the brokerage practices of Trillium, including the soft dollar commissions that were generated with respect to the Balanced Fund’s portfolio transactions. The Trustees considered that Trillium was not affiliated with a broker/dealer and therefore no benefit would be realized by Trillium through transactions with affiliated brokers. The Trustees also considered the reputational and other advantages Trillium may gain from its relationship with the Balanced Fund. The Trustees concluded that the benefits received by Trillium were reasonable in the context of the relationship between Trillium and the Balanced Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Trillium as the Balanced Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Balanced Fund and considered that if the assets were to increase, Trillium could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Trillium by Green Century (out of its flat 0.65% advisory fee) include a breakpoint at $30 million, so that fees as a percentage of net assets decrease as assets in the Balanced Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

INVESTMENT SUBADVISORY AGREEMENT WITH NORTHERN TRUST INVESTMENTS, INC. RELATING TO THE EQUITY FUND

At the meeting on September 28, 2012, the Board of Trustees of the Equity Fund, including a majority of the Independent Trustees, considered the continuance of the subadvisory agreement between the Trust, on behalf of the Equity Fund, Green Century, and Northern Trust (the “Subadvisory Agreement”). In connection with their deliberations at the meeting, and in separate executive session of the Independent Trustees, the Trustees considered, among other things, information provided by Northern Trust regarding the investment performance of the Equity Fund, including the success with which the Fund tracked the Index, the subadvisory fees paid to Northern Trust, and the profitability to Northern Trust of its subadvisory relationship to the Equity Fund. The Independent Trustees were assisted by independent counsel in considering these materials and the continuance of the Subadvisory Agreement. The Trustees considered all the information provided to them by Northern Trust, including information provided throughout the year. In approving the continuance of the Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative. Matters considered in connection with their approval of the Subadvisory Agreement included the following.

Nature, Quality, and Extent of Services Performed.    The Trustees noted that under the terms of the Subadvisory Agreement, Northern Trust provided the day-to-day portfolio management of the Equity Fund, making purchases and sales of portfolio securities consistent with the Equity Fund’s investment objective and policies and with changes to the Index. The Trustees considered the professional expertise, tenure, and qualifications of the portfolio management team as well as the team’s experience in passive management. The Trustees also considered Northern Trust’s handling of daily inflows and outflows, transaction costs, tracking error, and the portfolio turnover rates for the Equity Fund. The Trustees also considered Northern Trust’s compliance record as well as the professional experience and responsiveness of Northern Trust’s compliance staff.

Based on its review of all of the services provided and to be provided, the Trustees concluded that the nature, quality, and extent of services provided by Northern Trust supported the continuance of the Subadvisory Agreement.

Investment Performance.    The Trustees considered that the Equity Fund follows a passive investment strategy designed to track the Index and therefore the analysis of its investment performance should be based on the extent to which the Equity Fund successfully tracked the Index. The Trustees reviewed the performance of the Equity Fund, exclusive of the expenses of the Fund, as compared to that of the Index for the periods ended July 31, 2012, and noted that the Equity Fund’s performance closely followed that of the Index. In particular, they observed that 9 basis points of the Equity Fund’s one-year variance from the Index’s performance was attributable to factors other than Fund fees and expenses. After considering all the factors deemed appropriate, the Trustees concluded that the performance of the Equity Fund together with Northern Trust’s investment process and experience in passive portfolio management supported the continuance of the Subadvisory Agreement.

Costs of Services Provided and Profitability.    The Trustees considered that the subadvisory fees paid by Green Century to Northern Trust under the Subadvisory Agreement were 0.10% of the value of the average daily net assets of the

Equity Fund up to but not including $50 million, 0.05% of the value of the average daily net assets of the Equity Fund from and including $50 million up to but not including $100 million, and 0.03% of the value of the average daily net assets of the Equity Fund equal to or in excess of $100 million. There is a minimum fee of $75,000 per annum, which based on the Equity Fund’s net assets as of August 31, 2012 translated to an annual fee of approximately 0.14%. The Trustees also considered that the subadvisory fees are paid by Green Century, and are not in addition to the advisory fees paid to Green Century by the Equity Fund.

The Trustees reviewed and considered an analysis of the subadvisory fees against comparative data for index funds managed by Northern Trust and for similar socially responsible index funds. The Trustees noted that the Fund paid subadvisory fees comparable to those paid to Northern Trust by other subadvised index funds with under $100 million in assets. In evaluating the profitability of the Subadvisory Agreement to Northern Trust, the Trustees noted that Northern Trust does not calculate earnings at the subadvisory client level. Nevertheless, Northern Trust noted that it is continuing to grow its assets under management, including a significant amount of assets in the socially responsible mutual fund market.

After reviewing the information described above, the Trustees concluded that the fees specified in the Subadvisory Agreement, taking into account the nature and quality of services provided and the costs of the services provided by Northern Trust, supported the continuance of the Subadvisory Agreement.

Other Benefits.    The Trustees evaluated potential other benefits Northern Trust may realize from its relationship with the Equity Fund. The Trustees considered the brokerage practices of Northern Trust, including that Northern Trust does not trade for the Equity Fund through its affiliated broker. The Trustees also considered that no soft dollars have been or will be paid in connection with Northern Trust’s management of the Equity Fund. The Trustees further considered the reputational and other advantages Northern Trust may gain from its relationship with the Equity Fund, including that Northern Trust’s management of the Equity Fund will broaden its exposure to the socially responsible mutual fund market, which may assist in its marketing efforts. The Trustees concluded that the benefits received by Northern Trust were reasonable in the context of the relationship between Northern Trust and the Equity Fund, and supported the continuance of the Subadvisory Agreement.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Northern Trust as the Equity Fund grew in asset size and the extent to which such economies of scale might be reflected in the subadvisory fees. They noted the relatively small size of the Equity Fund and considered that if the assets were to increase, Northern Trust could have the opportunity to experience economies of scale. They also noted that pursuant to the Subadvisory Agreement, the subadvisory fees paid to Northern Trust by Green Century (out of its advisory fee, which is subject to breakpoints) include breakpoints at $50 million and $100 million (subject to a minimum annual fee of $75,000), so that fees as a percentage of net assets decrease as assets in the Equity Fund increase. The Trustees concluded that economies of scale could be realized as the Fund grew, and that the fee schedule as specified was appropriate, and supported the continuance of the Subadvisory Agreement.

Based on a review of all factors deemed relevant, the Trustees, including the Independent Trustees, concluded that the Subadvisory Agreement should be continued for an additional one-year period.

Semi-Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management, LLC

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

January 31, 2013

Balanced

Fund

An investment for your future. Printed on recycled paper with soy-based ink.	Equity Fund

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under item 1 of this Form N-CSR

Item 7.Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30 a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Not applicable.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2 (b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2 (b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina Curtis

Kristina A. Curtis

President and Principal Executive Officer

April 10, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina Curtis

Kristina A. Curtis

President and Principal Executive Officer

April 10, 2013

/s/ Kristina Curtis

Kristina A. Curtis

Treasurer and Principal Financial Officer

April 10, 2013